Exhibit 10.1
OMNIBUS AMENDMENT NO. 9

THIS OMNIBUS AMENDMENT NO. 9, dated as of May 25, 2022 (this “Amendment”), to the Existing Credit Agreement and the Existing Guarantee and Security Agreement (capitalized terms used herein and not otherwise defined shall have the meanings given to such terms in Article I) is among CARLYLE SECURED LENDING, INC. (f/k/a TCG BDC, Inc.), a Maryland corporation (the “Borrower”), the Lenders party hereto, and JPMORGAN CHASE BANK, N.A. (“JPMCB”), as administrative agent (the “Administrative Agent”), collateral agent (the “Collateral Agent”) and swingline lender (the “Swingline Lender”).
W I T N E S S E T H:
WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to the Senior Secured Revolving Credit Agreement, dated as of March 21, 2014 (as amended by the Omnibus Amendment No. 1 dated as of January 8, 2015, the Omnibus Amendment No. 2 dated as of May 25, 2016, the Omnibus Amendment No. 3 dated as of March 22, 2017, the Omnibus Amendment No. 4 dated as of September 25, 2018, the Omnibus Amendment No. 5 dated as of June 14, 2019, Amendment No. 6 dated as of November 8, 2019, Amendment No. 7 dated as of October 28, 2020 and Amendment No. 8 dated as of October 11, 2021 (the “Existing Credit Agreement”), and as amended by this Amendment and as the same may be further amended, supplemented, amended and restated or otherwise modified from time to time, the “Credit Agreement”);
WHEREAS, the Borrower, the Administrative Agent and the Collateral Agent are parties to the Guarantee and Security Agreement, dated as of March 21, 2014 (as amended by the Omnibus Amendment No. 1 dated as of January 8, 2015, the Omnibus Amendment No. 2 dated as of May 25, 2016, the Omnibus Amendment No. 3 dated as of March 22, 2017, the Omnibus Amendment No. 4 dated as of September 25, 2018 and the Omnibus Amendment No. 5 dated as of June 14, 2019 (the “Existing Guarantee and Security Agreement”), and as amended by this Amendment and as the same may be further amended, supplemented, amended and restated or otherwise modified from time to time, the “Guarantee and Security Agreement”);
WHEREAS, the Borrower has requested that the Lenders agree to amend the Existing Credit Agreement and the Existing Guarantee and Security Agreement and each Lender, the Administrative Agent, the Collateral Agent and the Swingline Lender are willing, from and after the Ninth Amendment Effective Date (as hereinafter defined), on the terms and subject to the conditions hereinafter set forth, to agree to the amendments set forth below and the other terms hereof;
NOW, THEREFORE, the parties hereto hereby covenant and agree as follows:
ARTICLE I
DEFINITIONS
SECTION 1.1. Definitions. Capitalized terms used in this Amendment but not defined herein shall have the meanings ascribed thereto in the Credit Agreement.
ARTICLE II
AMENDMENT TO CREDIT AGREEMENT
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Subject to the satisfaction of the conditions precedent set forth in Section 4.1 hereof, effective on and as of the Ninth Amendment Effective Date (as hereinafter defined), the Borrower, the Lenders and the Administrative Agent hereby agree that the Credit Agreement shall be amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the pages of the Credit Agreement attached hereto as Exhibit A.
ARTICLE III
AMENDMENT TO GUARANTEE AND SECURITY AGREEMENT
Subject to the occurrence of the Ninth Amendment Effective Date (as hereinafter defined), the Existing Guarantee and Security Agreement is hereby amended in accordance with this Article III.
SECTION 3.1.    All references to “TCG BDC, Inc.” in the Existing Guarantee and Security Agreement are hereby deleted and replaced with “CARLYLE SECURED LENDING, INC”.
ARTICLE IV
CONDITIONS TO EFFECTIVENESS
SECTION 4.1. Effective Date. This Amendment shall become effective on the date each of the following conditions have been satisfied (the “Ninth Amendment Effective Date”):
(a)    delivery to the Administrative Agent of counterparts of this Amendment duly executed by each of the Borrower, each Lender and the Administrative Agent;
(b)    delivery to the Administrative Agent of an opinion of counsel in form and substance reasonably satisfactory to the Administrative Agent regarding the enforceability of this Amendment;
(c)    the Borrower shall cause to be delivered to the Administrative Agent a Borrowing Base Certificate showing a calculation of the pro forma Borrowing Base as of April 30, 2022;
(d)    all fees and expenses owing to the Administrative Agent, and all other invoiced or otherwise documented fees, expenses and costs (including attorney’s fees and disbursements) shall have been paid.
ARTICLE V
REPRESENTATIONS AND WARRANTIES
SECTION 5.1.     Borrower Representations and Warranties. To induce the Lenders and the Administrative Agent to execute and deliver this Amendment, the Borrower hereby represents and warrants to the Lenders and the Administrative Agent on the Ninth Amendment Effective Date that (A) the representations and warranties contained in Article III of the Credit Agreement and the other Loan Documents are true and correct in all material respects (or, in the case of any portion of any representations and warranties already subject to a materiality qualifier, true and correct in all respects), except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date and (B) no Default or Event of Default has occurred and is continuing.
ARTICLE VI
REAFFIRMATION OF LIEN GRANT
SECTION 6.1. Reaffirmation. After giving effect to the amendments set forth in Article III, the Borrower hereby absolutely and unconditionally reaffirms to the Administrative Agent and the Collateral Agent, for the benefit of the Secured Parties, its grant of a Lien in the Collateral pursuant to, and in accordance with, Section 4 of the Guarantee and Security Agreement.
ARTICLE VII
MISCELLANEOUS
SECTION 7.1. Cross-References. References in this Amendment to any Article or Section are, unless otherwise specified, to such Article or Section of this Amendment.
SECTION 7.2. Headings. Article and Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.
SECTION 7.3. Loan Document Pursuant to Credit Agreement. This Amendment is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with all of the terms and provisions of the Credit Agreement, as amended hereby, including Articles VIII and IX thereof.
SECTION 7.4. Successors and Assigns. The provisions of this Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
SECTION 7.5. Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy electronically (e.g. pdf) shall be effective as delivery of a manually executed counterpart of this Amendment. The words “execution,” “signed,” “signature,” and words of like import in this Amendment shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
SECTION 7.6. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.
SECTION 7.7. Submission to Jurisdiction. The Borrower hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Amendment, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Amendment shall affect any right that the Administrative Agent, the Issuing Bank or any Lender may otherwise have to bring any action or proceeding relating to this Agreement against the Borrower or its properties in the courts of any jurisdiction.
SECTION 7.8. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT, ANY LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS. THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.
SECTION 7.9. Full Force and Effect; Limited Amendment. Except as expressly amended hereby, all of the representations, warranties, terms, covenants, conditions and other provisions of the Credit Agreement, the Guarantee and Security Agreement and the other Loan Documents shall remain unchanged and shall continue to be, and shall remain, in full force and effect in accordance with their respective terms. The amendment set forth herein shall be limited precisely as provided for herein to the provisions expressly amended herein and shall not be deemed to be an amendment to, waiver of, consent to or modification of any other terms or provisions of the Credit Agreement, the Guarantee and Security Agreement or any other Loan Document or of any transaction or further or future action on the part of the Borrower which would require the consent of the Lenders under the Credit Agreement or any of the Loan Documents. Upon and after the execution of this Amendment by each of the parties hereto, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, each reference in the Guarantee and Security Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Guarantee and Security Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement or the Guarantee and Security Agreement, as applicable, shall mean and be a reference to the Credit Agreement or the Guarantee and Security Agreement, as applicable, as modified hereby.
SECTION 7.10. Ninth Amendment Effective Date Adjustments. On the Ninth Amendment Effective Date, the Borrower will borrow from each of the Lenders, the Lenders will make Loans to the Borrower, and (notwithstanding the provisions in this Agreement requiring that borrowings and prepayments be made ratably in accordance with the principal amounts of the Loans held by the Lenders) taking into consideration outstanding Revolving Dollar Credit Exposure and Revolving Multicurrency Credit Exposure as of the Ninth Amendment Effective Date, the Borrower shall prepay the Loans held by the Lenders in such amounts as may be necessary so that, after giving effect to such Loans and prepayments, the

Loans of each Class shall be held by the Lenders pro rata in accordance with the respective amounts of their Commitments of such Class. Concurrently therewith, the Lenders shall be deemed to have adjusted their participation interests in any outstanding Letters of Credit of a Class so that such interests are held ratably in accordance with their Commitments of such Class as so modified. Each of the parties hereto acknowledges that no compensation to the Lenders shall be due under Section 2.15 of the Existing Credit Agreement in connection with the prepayments of Loans contemplated in this Section 7.10 to be made on the Ninth Amendment Effective Date.

[Signature pages follow]

    IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first above written.

BORROWER:    CARLYLE SECURED LENDING, INC.

By:
Name:
Title:

Signature Page to Amendment No. 9

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent, Collateral Agent, Swingline Lender and Lender

By:
Name:
Title:

Signature Page to Amendment No. 9

LENDERS:

    _________________________________________,
as a Lender

By:
Name:
Title:

Signature Page to Amendment No. 9

Exhibit A

[See Attached]